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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 16, 1999


                           D&E COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Pennsylvania                 000-20709                 23-2837108
----------------------------        ------------         ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)


Brossman Business Complex, 124 East Main Street, P.O. Box 458, Ephrata, PA 17522
-------------------------------------------------------------------------- -----
               (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (717) 733-4101


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                           D&E Communications, Inc.


Item 5. Other events.

     The Registrant holds a one-third ownership interest in PenneCom B.V. ("PenneCom"), a provider of local exchange telephone, cable television and data transmission services in Central Europe. The press release attached hereto as Exhibit No. 99.01 describes PenneCom's sale of its 48.3% ownership in Monor Telephone Company in Hungary for $45 million. D&E Communications, Inc. had an initial investment of approximately $6 million in the Hungarian operation.


Item 7. Financial statements, pro forma financial information and exhibits.

     (a) Financial Statements of Businesses Acquired.

         None.

     (b) Pro Forma Financial Information.

         None.

     (c) Exhibits.

         Exhibit No. 99.01 Press release issued December 16, 1999.


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                           D&E Communications, Inc.

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       D&E COMMUNICATIONS, INC.
                                       (Registrant)


Date: December 23, 1999                By: /s/ Thomas E. Morell
                                           -------------------------------------
                                           Mr. Thomas E. Morell, Vice President,
                                           Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX


Exhibit                                                                 Document
Number       Description                                                  Page
-------      -----------                                                --------

99.01        Press release dated December 16, 1999 regarding the
             sale of Hungarian assets of PenneCom B.V. in which
             Registrant has a one-third ownership interest                  4


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